UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

RSA Security Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25120	04-2916506
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 515-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In connection with Orson Swindle’s election to the Board of Directors of RSA Security Inc., as described in Item 5.02 below, Mr. Swindle receives the following initial compensation for serving as an RSA Security director:

• Each of our non-employee directors receives an annual retainer fee of $20,000, payable in advance for the upcoming 12-month period, as of the date of each annual meeting of stockholders. Since Mr. Swindle is joining the Board mid-period, he will receive a pro rata portion of the annual retainer fee, in the amount of $13,333, as his annual retainer fee for the period from the date of his election until our 2006 annual meeting of stockholders.
• In accordance with our equity compensation plan for non-employee directors, on September 15, 2005 our Board of Directors granted Mr. Swindle a nonstatutory stock option under our 2005 Stock Incentive Plan to purchase 50,000 shares of our common stock at an exercise price of $13.11 per share, which is the closing price of our common stock on The NASDAQ Stock Market on the date of grant. This option vests in full on the date of grant and expires on September 15, 2013.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2005, RSA Security’s Board of Directors elected Orson Swindle as a Class II Director, whose term will expire at our 2008 annual meeting of stockholders. The Board of Directors has not yet determined whether Mr. Swindle will be appointed to any of the Committees of the Board; if and when the Board so determines, we will file an amendment to this Report. There is no arrangement or understanding between Mr. Swindle and any other person pursuant to which Mr. Swindle was selected as our director, and Mr. Swindle does not have any related party transactions with us.

Item 7.01 Regulation FD Disclosure.

On September 21, 2005, RSA Security issued a press release announcing Mr. Swindle’s election to our Board of Directors. The full text of the press release is furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

See the Exhibit Index attached to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.

September 21, 2005	By:	/s/Margaret K. Seif

Name: Margaret K. Seif
Title: Senior Vice President, Corporate Development, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated September 21, 2005, announcing Orson Swindle's election to the Board of Directors of RSA Security Inc.